Exhibit 10.6

LETTER WAIVER
Dated as of July 31, 2012
To the holders of the Notes
(collectively, “you” or the “Holders”)
issued pursuant to the Note Purchase Agreement referred to below

Ladies and Gentlemen:
We refer to the Note Purchase Agreement, dated as of November 23, 2010 (the “Note Purchase Agreement”), among Avon Products, Inc., a New York corporation (“us” or “API”), and each of the Holders. Capitalized terms not otherwise defined in this Letter Waiver have the same meanings as specified in the Note Purchase Agreement.
As previously disclosed in API's annual report on Form 10-K for the year ended December 31, 2011, in the fourth quarter of 2011, API recorded a non-cash charge of $263 million to adjust good will and indefinite lived intangible assets related to API's Silpada business (the “Silpada Non-cash Charge”). Due to the Silpada Non-cash Charge, as of September 30, 2012, depending upon API's financial result for the third quarter of 2012, API may be unable to comply with the Interest Coverage Ratio covenant set forth in the Note Purchase Agreement. Since it was incurred in the fourth quarter of 2011 and the Interest Coverage Ratio under the Note Purchase Agreement is calculated based on a period of four fiscal quarters ending on the date of determination, the Silpada Non-cash Charge will not be relevant to calculations of the Interest Coverage Ratio for fiscal quarters after the third quarter of 2012.
For purposes of Section 10.1 of the Note Purchase Agreement, we hereby request that you waive, and by executing this Letter Waiver you hereby waive, the requirement that we include in the calculation of Interest Coverage Ratio the Silpada Non-cash Charge and permit us, solely for the calculation of the Interest Coverage Ratio as of September 30, 2012, to add back to the consolidated pre-tax income of API and its Consolidated Subsidiaries the Silpada Non-cash Charge.
This Letter Waiver shall become effective as of the date first above written when, and only when, the Holders shall have received counterparts of this Letter Waiver executed by API, reaffirmed by the Subsidiary Guarantor and the Required Holders, and a letter waiver under the Bank Credit Agreement executed by the Required Banks (as defined in the Bank Credit Agreement) substantially in the form attached hereto as Exhibit A.
The Note Purchase Agreement, the Subsidiary Guaranty and the Notes, except to the extent of the waiver specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as expressly provided herein, the execution, delivery and effectiveness of this Letter Waiver shall not, operate as a waiver of any right, power or remedy of any Holder under the Note Purchase Agreement or the Subsidiary Guaranty, or constitute a waiver of any provision of the Note Purchase Agreement or the Subsidiary Guaranty.
API and the Subsidiary Guarantor represent and warrant that no Default or Event of Default has occurred and is continuing under the Note Purchase Agreement as of the date hereof and after giving effect to this Letter Waiver.

If you agree to the terms and provisions of this Letter Waiver, please evidence such agreement by executing and returning at least two counterparts of this Letter Waiver to David McMullen, Chapman and Cutler LLP, 595 Market Street, 26th Floor, San Francisco, CA 94109.

This Letter Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Waiver by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Letter Waiver.
This Letter Waiver shall be governed by, and construed in accordance with, the laws of the State of New York, excluding choice-of-law principles of the law of such State that would prohibit the application of the laws of a jurisdiction other than such State.
Very truly yours,

AVON PRODUCTS, INC.

By:	/s/ Richard J. Valone
Name: Richard J. Valone
Title: Vice President & Treasurer

AVON CAPITAL CORPORATION

By:	/s/ Richard J. Valone
Name: Richard J. Valone
Title: Vice President & Treasurer

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Agreed as of the date first above written:

METROPOLITAN LIFE INSURANCE COMPANY
on behalf of itself and as investment manager of:

METLIFE INSURANCE COMPANY OF CONNECTICUT
MISSOURI REINSURANCE (BARBADOS), INC.

By:	/s/ Judith A. Gulotta
Name: Judith A. Gulotta
Title: Managing Director

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Agreed as of the date first above written:

THE NORTHWESTERN MUTUAL LIFE INSURANCE
COMPANY

By:	/s/ Timothy S. Collins
Name: Timothy S. Collins
Title: Its Authorized Representative

THE NORTHWESTERN MUTUAL LIFE INSURANCE
COMPANY FOR ITS GROUP ANNUITY SEPARATE
ACCOUNT

By:	/s/ Timothy S. Collins
Name: Timothy S. Collins
Title: Its Authorized Representative

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Agreed as of the date first above written:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By:	/s/ Ward Clayton Argust III
Name: Ward Clayton Argust III
Title: Manager, Investments

By:	/s/ Tad Anderson
Name: Tad Anderson
Title: AVP, Investment

THE GREAT-WEST LIFE ASSURANCE COMPANY

By:
Name:
Title:

By:
Name:
Title:

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Agreed as of the date first above written:

NEW YORK LIFE INSURANCE COMPANY

By:
Name:
Title:

NEW YORK LIFE INSURANCE AND ANNUITY
CORPORATION

By: New York Life Investment Management
LLC, Its Investment Manager

By:
Name:
Title:

NEW YORK LIFE INSURANCE AND ANNUITY
CORPORATION INSTITUTIONALLY OWNED LIFE
INSURANCE SEPARATE ACCOUNT (BOLI 30C)

By: New York Life Investment Management
LLC, Its Investment Manager

By:
Name:
Title:

NEW YORK LIFE INSURANCE AND ANNUITY
CORPORATION INSTITUTIONALLY OWNED LIFE
INSURANCE SEPARATE ACCOUNT (BOLI 30E)

By: New York Life Investment Management
LLC, Its Investment Manager

By:
Name:
Title:

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Agreed as of the date first above written:

FORETHOUGHT LIFE INSURANCE COMPANY

By: New York Life Investment Management
LLC, Its Investment Manager

By:
Name:
Title:

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Agreed as of the date first above written:

RGA REINSURANCE COMPANY, a Missouri corporation

By: Principal Global Investors, LLC, a Delaware
limited liability company, its authorized
signatory

By:	/s/ Adrienne L. McFarland
Name: Adrienne L. McFarland
Title: Counsel

By:	/s/ James C. Fifield
Name: James C. Fifield
Title: Assistant General Counsel

SYMETRA LIFE INSURANCE COMPANY, a Washington
corporation

By: Principal Global Investors, LLC, a Delaware
limited liability company, its authorized signatory

By:	/s/ Adrienne L. McFarland
Name: Adrienne L. McFarland
Title: Counsel

By:	/s/ James C. Fifield
Name: James C. Fifield
Title: Assistant General Counsel

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Agreed as of the date first above written:

NATIONWIDE LIFE INSURANCE COMPANY

By:
Name:
Title:

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Agreed as of the date first above written:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By: Babson Capital Management LLC, as Investment Advisor

By:	/s/ Elisabeth A. Perenick
Name: Elisabeth A. Perenick
Title: Managing Director

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Agreed as of the date first above written:

MONY LIFE INSURANCE COMPANY

By:	/s/ Amy Judd
Name: Amy Judd
Title: Investment Officer

AXA EQUITABLE LIFE INSURANCE COMPANY

By:	/s/ Amy Judd
Name: Amy Judd
Title: Investment Officer

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Agreed as of the date first above written:

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:	/s/ Justin P. Kavan
Name: Justin P. Kavan
Title: Vice President

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Agreed as of the date first above written:

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Jed R. Martin
Name: Jed R. Martin
Title: Vice President, Private Placements

OHIO NATIONAL LIFE ASSURANCE CORPORATION

By:	/s/ Jed R. Martin
Name: Jed R. Martin
Title: Vice President, Private Placements

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Agreed as of the date first above written:

TRANSAMAERICA LIFE INSURANCE COMPANY

By:
Name:
Title:

TRANSAMERICA PACIFIC INSURANCE COMPANY LTD

By:
Name:
Title:

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Agreed as of the date first above written:

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By: CIGNA Investments, Inc. (authorized agent)

By:	/s/ Deborah B. Wiacek
Name: Deborah B. Wiacek
Title: Senior Managing Director

LIFE INSURANCE COMPANY OF NORTH AMERICA

By: CIGNA Investments, Inc. (authorized agent)

By:	/s/ Deborah B. Wiacek
Name: Deborah B. Wiacek
Title: Senior Managing Director

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Agreed as of the date first above written:

FARM BUREAU LIFE INSURANCE COMPANY

By:	/s/ Herman L. Riva
Name: Herman L. Riva
Title: Securities Vice President

EQUITRUST LIFE INSURANCE COMPANY

By:
Name:
Title:

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Agreed as of the date first above written:

AMERITAS LIFE INSURANCE CORP.
ACACIA LIFE INSURANCE COMPANY
THE UNION CENTRAL LIFE INSURANCE COMPANY

By: Summit Investment Advisors Inc., as Agent

By:	/s/ Andrew S. White
Name: Andrew S. White
Title: Managing Director - Private Placements

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